SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 7, 2000
                          ----------------------------
                        (Date of earliest event reported)


                              YELLOWAVE CORPORATION
       ------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          New York                     000-05223               11-1771806
---------------------------      ---------------------    ---------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                     Identification Number)


    11777 San Vicente Blvd., Suite 505, Los Angeles, California    90049
  ---------------------------------------------------------------------------
                (Address of Principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (310) 979-8055

ITEM 2.  Acquisition or Disposition of Assets
---------------------------------------------


         On March 9, 2000, Registrant agreed to sell all the hair salon franchise assets, subject to shareholders approval which was obtained at the Special Shareholders Meeting June 7, 2000, to a wholly owned subsidiary of Regis Corporation ("Regis") a Minneapolis based owner/franchisor of hair care and retail product salons, pursuant to the terms of an agreement for Purchase and Sale of Assets dated March 7, 2000 by and between Regis and Registrant.

         The total purchase price was approximately $3.6 million. Under the terms of the sale arrangements, Registrant has agreed not to compete with Regis in the ownership or management of hair care salons within the United States. The sale was an arms length transaction to a non-affiliate of the Registrant. No brokers or finders fees were paid in regard to the sale. Approximately a $1.8 million gain was recognized net of related tax effect upon closing.

         Registrant intends to use the net proceeds from this sale for working capital and to pursue its previously announced strategy of acquiring companies and products involved in high technology industries.



ITEM 5.  Other Events
---------------------

     On June 7, 2000 the shareholders of the Registrant voted to reincorporate in Nevada through a merger with Yellowave Corporation, a Nevada Corporation. To accomplish the reincorporation in Nevada the Registrant will file Articles of Merger with the Secretary of State for Nevada forthwith.

ITEM 7.  Financial Statements and Exhibits
-----------------------------------------

(b)      Pro Forma Financial Information.

     The following pro forma financial statements of Registrant are filed as part of this Current Report on Form 8-K:

     Pro forma consolidated balance sheet (unaudited) of Registrant as of March 31, 2000.

     Pro forma consolidated statement of operations (unaudited) of Registrant for the year ended June 30, 1999.

     Pro forma consolidated statement of operations (unaudited) of Registrant for the nine months ended March 31, 2000.

     Notes (unaudited) to pro forma financial statements.


(c)      Exhibits:

         Exhibit No.                                 Description
         --------------                              ---------------

          2.1 Agreement for Purchase and Sale of Assets dated as of March 7, 2000 between Regis Corporation and Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 22, 2000                       YELLOWAVE CORPORATION
                                            (Registrant)


                                        By:  /s/ Laura Ballegeer
                                            ------------------------------------
                                             Laura Ballegeer
                                             Secretary

                     YELLOWAVE CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 2000
                                   (UNAUDITED)

                         ASSETS
                                                                                   CONSOLIDATED
                                                 HISTORICAL       PRO FORMA         PRO FORMA
                                                  AMOUNTS        ADJUSTMENTS       AS ADJUSTED
                                                -----------    ---------------     ------------
Current assets:
  Cash and cash equivalents                     $ 4,506,967                        $ 4,506,967
  Marketable securities                                   0                                  0
  Accounts receivable, net                          340,000        (300,000)(1)        40,000
  Note receivable -- related party                1,385,000                          1,385,000
                                                -----------    ---------------     ------------
            Total current assets                  6,231,967        (300,000)         5,931,967


Property and equipment:
  Furniture, fixtures and equipment                  21,990                             21,990
  Accumulated depreciation                           (2,356)                            (2,356)
                                                -----------    ---------------     ------------
                                                     19,634                             19,634
                                                                    158,000  (2)
Assets from Discontinued Operations                 583,000        (741,000) (3)             0
                                                -----------    ---------------     ------------
                                                                   (583,000)
Other assets:
  Deposits                                            6,790                              6,790
                                                -----------    ---------------     ------------

                                                $ 6,841,391    $   (883,000)       $ 5,958,391
                                                ===========    =============       ===========





                   See notes to unaudited pro forma statements

                                   (Continued)

                                       F1

                     YELLOWAVE CORPORATION AND SUBSIDIARIES

               CONSOLIDATED PRO FORMA BALANCE SHEET - (CONTINUED)
                                 MARCH 31, 2000
                                  (UNAUDITED)

                         LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                   CONSOLIDATED
                                                 HISTORICAL       PRO FORMA         PRO FORMA
                                                  AMOUNTS        ADJUSTMENTS        AS ADJUSTED
                                                -----------    ---------------     ------------
Current Liabilities:
  Accounts payable and accrued expenses          $   97,740    $    (53,390) (2)   $    44,350
  Regis Corporation deposit                       3,300,000      (3,300,000) (1)             0
  Income taxes payable                                1,000         649,000 (3)        650,000
                                                -----------    ---------------     ------------

           Total current liabilities            $ 3,398,740    $ (2,704,390)       $   694,350
                                                -----------    ---------------     ------------

Shareholders' Equity:
  Common stock, $.03 par value; authorized
  15,000,000 shares; issued 2,827,486 shares         84,825                             84,825
  Additional paid-in capital                      1,411,579                          1,411,579
  Retained earnings                               1,946,247       1,821,390 (3)      3,767,637
                                                -----------    ---------------     ------------
  Total Equity:                                   3,442,651       1,821,390          5,264,041
                                                -----------    ---------------     ------------
                                                $ 6,841,391    $   (883,000)       $ 5,958,391
                                                ===========    =============       ===========












                   See notes to unaudited pro forma statements

                                       F2


                     YELLOWAVE CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

                    FOR THE NINE MONTHS ENDED MARCH 31, 2000
                                   (UNAUDITED)


                                                                                   CONSOLIDATED
                                                 HISTORICAL       PRO FORMA         PRO FORMA
                                                  AMOUNTS        ADJUSTMENTS        AS ADJUSTED
                                                -----------    ---------------     ------------
Revenues:
  Interest and dividend Income                   $   94,001                        $    94,001
  Other Income                                       14,135                             14,135
                                                -----------    ---------------     ------------
                                                 $  108,136                        $   108,136

Costs and expenses:
  General and Administrative expenses              (762,926)          94,590 (3)      (668,336)
                                                -----------    ---------------     ------------

Loss from continuing operations before
 income taxes                                      (654,790)          94,590           560,200)
                                                -----------    ---------------     ------------

Income taxes                                         (1,000)                            (1,000)
                                                -----------    ---------------     ------------
Loss from continuing operations                    (655,790)          94,590          (561,200)

Gain on disposal of franchising operation                          1,821,390 (3)     1,821,390

                                                                    (300,000) (1)
Income from discontinuing operations                708,000         (183,200) (3)      224,800
                                                -----------    ---------------     ------------
Net Income                                           52,210        1,432,780 (3)     1,484,990
                                                -----------    ---------------     ------------
Basic Loss per common share -- continuing
 operations                                       $   (0.26)                         $   (0.22)
                                                -----------    ---------------     ------------
Basic Earnings per common share --
 discontinuing operations                         $    0.27                          $    0.82
                                                -----------    ---------------     ------------
Basic Loss per common share                       $    0.01                          $    0.60
                                                ===========    ===============     ============









                   See notes to unaudited pro forma statements

                                       F3


                     YELLOWAVE CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED PRO FORMA STATEMENTS
                                  OF OPERATIONS

                            YEAR ENDED JUNE 30, 1999
                                   (UNAUDITED)

                                                                                   CONSOLIDATED
                                                 HISTORICAL       PRO FORMA         PRO FORMA
                                                  AMOUNTS        ADJUSTMENTS        AS ADJUSTED
                                                -----------    ---------------     ------------
Revenues:
  Owned retail stores                           $ 4,468,853    $  (4,468,853)      $         0
  Sales of equipment and products                   235,237         (235,237)                0
  Royalties and service fees                      1,351,723       (1,351,723)                0
  Franchise fee income                              157,303         (157,303)                0
                                                -----------    ---------------     ------------
                                                  6,213,116       (6,213,116) (1)            0
                                                -----------    ---------------     ------------
Costs and Total Expenses:
  Direct costs of owned retail stores             4,260,741       (4,260,741)
  Cost of equipment and products sold               192,388         (192,388)
  Depreciation and amortization                     186,408         (183,408)            3,000
  Selling, general and administrative expenses    1,693,266       (1,100,000)          593,266
  Provision for doubtful accounts
     and notes receivable                            33,406          (33,406)                0
                                                -----------    ---------------     ------------
              Total                               6,366,209       (5,769,943) (2)      596,266
                                                -----------    ---------------     ------------
Loss from operations                              (153,093)         (443,173)         (596,266)
                                                -----------    ---------------     ------------

Other income:
  Investment income                                 121,530                            121,530
  Gain on sale of assets-franchising and
  retail operations                                 753,756        1,821,390 (3)     2,575,146
  Other income                                       95,182                             95,182
                                                -----------    ---------------     ------------
                                                    970,468        1,821,390         2,791,858
                                                -----------    ---------------     ------------

Income before income taxes                          817,375        1,378,217         2,195,592

Income tax provision                                (42,308)          41,308 (4)        (1,000)
                                                -----------    ---------------     -----------
Net income                                      $   775,067    $   1,419,525       $ 2,194,592
                                                ===========    ===============     ===========

Basic net income per common share                 $    0.96                          $    2.72
                                                ===========    ===============     ===========



                       See notes to financial statements

                                       F4

                     YELLOWAVE CORPORATION AND SUBSIDIARIES
          NOTES TO UNAUDITED CONSOLIDATED PRO FORM FINANCIAL STATEMENTS

A.  UNAUDITED PRO FORMA ADJUSTMENTS


     A description of the adjustments included in the unaudited pro forma financial statements are as follows:

Pro Forma Consolidated Balance Sheet and Statement of Operations ended-March 31, 2000:

     (1) Recognition of $300,000 closing payment and $3.3 million deposit by buyer.

     (2) Recognition at final sale of $158,000 additional assets sold and reduction of previous accrual by $53,390.

     (3) Recognition of $2,859,000 gain on sale, net of $388,610 cost of disposal and $649,000 tax provision for $1,821,390 increase in equity. Approximately $95,000 in expenses were reclassified to discontinued operations at closing.




                 Consolidated Pro Forma Statement of Operations
                       for the Year Ended June 30, 1999:

     (1)  Elimination of all franchising revenues and retail store revenues

     (2) Elimination of all costs related to franchising and retail store operations

     (3)  Inclusion of gain on sale of franchising operations - June 2000

     (4)  Adjustments of tax provision









                                       F5